                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 1999


                          UNITED PETROLEUM CORPORATION

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        DELAWARE                 0-25006                   13-3103494
(STATE OR OTHER JURIS-       (COMMISSION FILE             (IRS EMPLOYER
DICTION OF INCORPORATION)         NUMBER)               IDENTIFICATION NO.)


                       2620 MINERAL SPRINGS ROAD, SUITE A
                  KNOXVILLE, TENNESSEE                  37917

         (ADDRESS OF PRINCIPAL                        (ZIP CODE)
          EXECUTIVE OFFICES)


                                 (423) 688-6204

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective March 22, 1999, the Board of Directors of the Company approved the engagement of J.H. Cohn LLP ("Cohn") as the Company's independent auditors for the fiscal year ending December 31, 1998, to replace the firm of Reel and Swafford, PLLC ("Reel & Swafford") who were informed by the Company, on March 15, 1999, that the Company would seek new independent auditors.

The reports of Reel & Swafford on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as noted in the following sentence. The report for the fiscal year ended December 31, 1997 included an explanatory paragraph stating that the consolidated financial statements of the Company were prepared assuming that the Company would continue as a going concern and that the Company's financial condition raises substantial doubts about its ability to continue as a going concern.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1996 and December 31, 1997, and in the subsequent interim period, there were no disagreements with Reel & Swafford on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Reel & Swafford, would have caused Reel & Swafford to make reference to the matter in their reports. In addition, during the aforementioned fiscal years and the interim period during which Reel & Swafford served the Company, the Company had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Reel & Swafford has not advised the Company during the most recent two fiscal years and in the subsequent interim period that: (i.) the internal controls necessary for the Company to develop reliable financial statements does not exist; (ii.) information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management; (iii.) there was a need to expand significantly the scope of its audits, or (iv.) information has come to their attention that they have concluded will, or that if further investigated might, materially impact the fairness or reliability of either previously issued audit reports or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements.

No consultations occurred between the Company and Cohn during the two fiscal years and any interim period preceding the appointment of Cohn regarding the application of accounting principles, the type of audit opinion that might be rendered or other information considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

The Company has requested Reel & Swafford to furnish it a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the disclosures made herein. This letter will be filed in an amendment to this Current Report on Form 8-K upon receipt of the letter by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a.) Financial Statements

     None

(b.) Pro Forma Financial Information

     None

(c.) Exhibits

         Exhibits required to be filed as part of this Report will be filed in an amendment to this Current Report on Form 8-K as soon as the Company receives the exhibits.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


UNITED PETROLEUM CORPORATION
(Registrant)


By: /s/ L. DOUGLAS KEENE, JR.
   ----------------------------------
        L. Douglas Keene, Jr.
        Executive Vice President and CFO

Date:   March 26, 1999